Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE:

Maxar Technologies Announces Date of Annual Meeting of Stockholders

Westminster, CO – January 28, 2019 – Maxar Technologies Inc. (NYSE:MAXR) (TSX:MAXR) (“Maxar” or the “Company”), a global technology innovator powering the new space economy, today announced that the date and time for its annual meeting of stockholders (the “2019 Annual Meeting”) is set for Wednesday, May 8, 2019, at 2:00 p.m. local time, at the Company’s headquarters in Westminster, Colorado. Stockholders as of the record date, close of business on March 20, 2019, will be entitled to vote at the meeting.  This will be Maxar’s first annual meeting of shareholders as a Delaware corporation following its U.S. domestication on January 1, 2019.

Stockholder proposals intended to be presented at the 2019 Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Company not later than 5:00 p.m. Mountain Standard Time on February 7, 2019, in order to be considered for inclusion in the Company’s proxy statement for the 2019 Annual Meeting. For a stockholder to bring business before the 2019 Annual Meeting outside of Rule 14a-8 or to nominate a director, it must provide timely written notice to the Company in accordance with the advance notice provisions of the Company’s Amended and Restated Bylaws on or prior to February 7, 2019.  All stockholder proposals, director nominations and other related matters must comply, as applicable, with Delaware law, the rules and regulations under the Exchange Act and the Company’s Amended and Restated Bylaws in order to be considered.

About Maxar

As a global leader of advanced space technology solutions, Maxar is at the nexus of the new space economy, developing and sustaining the infrastructure and delivering the information, services, systems that unlock the promise of space for commercial and government markets. As a trusted partner, Maxar provides vertically integrated capabilities and expertise including satellites, Earth imagery, robotics, geospatial data and analytics to help customers anticipate and address their most complex mission-critical challenges with confidence. With more than 6,500 employees in over 30 global locations, the Maxar portfolio of commercial space brands includes MDA, SSL, DigitalGlobe and Radiant Solutions. Every day, billions of people rely on Maxar to communicate, share information and data, and deliver insights that Build a Better World. Maxar trades on the Toronto Stock Exchange and New York Stock Exchange as MAXR. For more information, visit www.maxar.com.

Forward-Looking Statements

Certain statements and other information included in this release constitute “forward-looking information” or “forward-looking statements” (collectively, “forward-looking statements”) under applicable securities laws. Statements including words such as “may”, “will”, “could”, “should”, “would”, “plan”, “potential”, “intend”, “anticipate”, “believe”, “estimate” or “expect” and other words, terms and phrases of similar meaning are often intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties, as well as other statements referring to or including forward-looking information included in this release.

Forward-looking statements are subject to various risks and uncertainties which could cause actual results to differ materially from the anticipated results or expectations expressed in this release. As a result, although management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The risks that could cause actual results to differ materially from current expectations include, but are not limited to, the risk factors and other disclosures about the Company and its business included in the Company’s continuous disclosure materials filed from time to time with Canadian and U.S. securities regulatory authorities, which are available online under the Company's EDGAR profile at www.sec.gov, under the Company's SEDAR profile at www.sedar.com or on the Company's website at www.maxar.com.

The forward-looking statements contained in this release are expressly qualified in their entirety by the foregoing cautionary statements. All such forward-looking statements are based upon data available as of the date of this release or other specified date and speak only as of such date. The Company disclaims any intention or obligation to update or revise any forward-looking statements in this release as a result of new information or future events, except as may be required under applicable securities legislation.

Investor Relations Contact:

Jason Gursky

Maxar VP Investor Relations

1-303-684-2207

jason.gursky@maxar.com

Media Contact:

Turner Brinton

Maxar Media Relations

1-303-684-4545

turner.brinton@maxar.com